Exhibit 99, Table of Transactions

David D. Mandarich, November 5, 2008 Transactions

Sold 720 shares at $35.54

Sold 500 shares at $35.55

Sold 600 shares at $35.56

Sold 100 shares at $35.57

Sold 100 shares at $35.57

Sold 200 shares at $35.58

Sold 396 shares at $35.59

Sold 300 shares at $35.60

Sold 1300 shares at $35.61

Sold 1100 shares at $35.62

Sold 400 shares at $35.63

Sold 200 shares at $35.63

Sold 400 shares at $35.64

Sold 500 shares at $35.64

Sold 100 shares at $35.65

Sold 200 shares at $35.65

Sold 600 shares at $35.65

Sold 400 shares at $35.65

Sold 1100 shares at $35.66

Sold 200 shares at $35.67

Sold 700 shares at $35.67

Sold 800 shares at $35.68

Sold 200 shares at $35.69

Sold 100 shares at $35.71

Sold 1400 shares at $35.72

Sold 200 shares at $35.73

Sold 500 shares at $35.74

Sold 100 shares at $35.75

Sold 100 shares at $35.76

Sold 200 shares at $35.77

Sold 100 shares at $35.78

Sold 300 shares at $35.78

Sold 100 shares at $35.79

Sold 600 shares at $35.80

Sold 100 shares at $35.81

Sold 100 shares at $35.86

Sold 1227 shares at $35.87

Sold 400 shares at $35.88

Sold 400 shares at $35.89

Sold 800 shares at $35.92

Sold 400 shares at $35.93

Sold 1000 shares at $35.94

Sold 200 shares at $35.94

Sold 1400 shares at $35.95

Sold 200 shares at $35.96

Sold 1758 shares at $35.96

Sold 3155 shares at $35.97

Sold 100 shares at $35.98

Sold 500 shares at $35.98

Sold 300 shares at $35.99

Sold 2400 shares at $35.99

Sold 200 shares at $36.00

Sold 7483 shares at $36.00

Sold 2700 shares at $36.01

Sold 1542 shares at $36.01

Sold 900 shares at $36.02

Sold 100 shares at $36.02

Sold 1831 shares at $36.02

Sold 200 shares at $36.03

Sold 796 shares at $36.03

Sold 200 shares at $36.04

Sold 109 shares at $36.04

Sold 4281 shares at $36.04

Sold 100 shares at $36.05

Sold 900 shares at $36.05

Sold 2001 shares at $36.06

Sold 200 shares at $36.07

Sold 213 shares at $36.07

Sold 391 shares at $36.08

Sold 400 shares at $36.08

Sold 1082 shares at $36.08

Sold 200 shares at $36.08

Sold 200 shares at $36.09

Sold 300 shares at $36.10

Sold 298 shares at $36.11

Sold 100 shares at $36.12

Sold 200 shares at $36.12

Sold 100 shares at $36.12

Sold 100 shares at $36.13

Sold 100 shares at $36.14

Sold 27 shares at $36.14

Sold 400 shares at $36.15

Sold 13 shares at $36.16

Sold 900 shares at $36.17

Sold 100 shares at $36.18

Sold 87 shares at $36.19

Sold 100 shares at $36.20

Sold 200 shares at $36.21

Sold 200 shares at $36.22

Sold 100 shares at $36.23

Sold 498 shares at $36.24

Sold 400 shares at $36.25

Sold 1500 shares at $36.26

Sold 400 shares at $36.27

Sold 3200 shares at $36.27

Sold 300 shares at $36.28

Sold 200 shares at $36.28

Sold 976 shares at $36.28

Sold 200 shares at $36.29

Sold 100 shares at $36.29

Sold 400 shares at $36.30

Sold 500 shares at $36.31

Sold 800 shares at $36.32

Sold 200 shares at $36.32

Sold 400 shares at $36.33

Sold 500 shares at $36.34

Sold 100 shares at $36.35

Sold 400 shares at $36.36

Sold 383 shares at $36.37

Sold 100 shares at $36.38

Sold 44 shares at $36.39

Sold 60 shares at $36.44

Sold 606 shares at $36.48

Sold 300 shares at $36.49

Sold 1000 shares at $36.49

Sold 500 shares at $36.50

Sold 511 shares at $36.50

Sold 189 shares at $36.52

Sold 274 shares at $36.53

Sold 126 shares at $36.55

Sold 511 shares at $36.56

Sold 112 shares at $36.57

Sold 200 shares at $36.57

Sold 200 shares at $36.58

Sold 200 shares at $36.61

75,000 total shares sold at an average sale price of $36.02